Exhibit 99.1

Investor Relations Contact:

Leslie Green

Green Communications Consulting, LLC

650-312-9060

leslie@greencommunicationsllc.com

NetLogic Microsystems Announces First Quarter 2007 Financial Results

• Q1 2007 Net Revenues:	$23.4 million
• Q1 2007 GAAP Net Income:	$1.6 million; $0.08 per share (diluted)
• Q1 2007 Non-GAAP Net Income:	$5.2 million; $0.24 per share (diluted)

MOUNTAIN VIEW, Calif. – April 26, 2007 – NetLogic Microsystems, Inc. (NASDAQ: NETL), the leader in the design and development of knowledge-based processors, today announced financial results for the first quarter ended March 31, 2007.

Revenue in the first quarter of 2007 was $23.4 million, compared with $21.0 million in the fourth quarter of 2006.

First quarter 2007 net income, determined in accordance with generally accepted accounting principles (GAAP), was $1.6 million or $0.08 per share. GAAP net income included stock-based compensation expense and amortization of intangible assets. Excluding these costs, non-GAAP net income for the first quarter of 2007 was $5.2 million or $0.24 per share.

By comparison, GAAP net income was $1.5 million or $0.07 per share in the fourth quarter of 2006. Non-GAAP net income for that period, which excluded stock-based compensation expense and amortization of intangible assets, was $5.0 million or $0.23 per share.

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

The company continued to generate cash from its profitable operations. Cash and short-term investments increased $6.0 million during the first quarter to $95.9 million at March 31, 2007.

Management Qualitative Comments

“The first quarter was a very good quarter for us,” said Ron Jankov, president and CEO. “In addition to exceeding our original revenue projection for the quarter and increasing our cash position, our new products performed exceptionally well in customer system environments. Both the NL7000 and the NL8000 knowledge-based processors hit their functionality and performance targets with first pass silicon, which is a tremendous achievement that will allow us to bring these new products to production on an expedited schedule. The features and performance of these products extend our leadership in supplying knowledge-based processors to several emerging new markets, such as voice-over-IP, IPTV and advanced mobile wireless infrastructure, in addition to the markets that have driven the demand for our products for the last several years including triple play, 10 Gigabit Ethernet and the enterprise infrastructure market. Our NETLite™ and NETL7™ processor families also performed well in the first quarter, as we were awarded several new design wins for each product and recorded several hundred thousand dollars in revenue. We also continued to diversify our customer base, increasing our non-Cisco revenue by more than 20 percent in the first quarter.”

Recent Highlights

•

NetLogic Microsystems announced initial revenue shipments of the NL8000, its fourth generation knowledge-based processor, to its leading customer in support of multiple programs covering a range of advanced products. The NL8000 device family is the first in the industry capable of achieving 1.2 billion decisions per second (BDPS), which is more than double the packet processing performance of NetLogic Microsystems’ third generation solution. The company’s fourth generation knowledge-based processor also supports more than half a million IPv4 Quality-of-Service (QoS) or Access Control List (ACL) entries, which is twice the number of entries compared with any other device addressing the NL8000’s target market.

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

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Datang Mobile Communications Equipment Co., Ltd. will be using NetLogic Microsystems’ products in its third-generation (3G) TD-SCDMA network solutions that will be deployed by China Mobile as part of China Mobile’s network expansion program. Datang recently announced that it has successfully won a bid to provide TD-SCDMA network solutions to China Mobile in Shanghai and in the southern city of Guangzhou. The TD-SCDMA technology enables operators to offer subscribers high-quality mobile voice and high-speed data services including Internet access, video streaming and remote access to corporate applications. This follows other recent announcements regarding the use of NetLogic Microsystems’ products in the upgrade of the global wireless infrastructure to support video and Internet access to mobile phones.

•

The company announced that its NL6000 knowledge-based processor family has been selected for ALAXALA Networks’ recently announced AX6300S and AX6700S 10 Gigabit switches. The NL6000 series was selected due to its high performance, large database capacity, small package footprint and the industry’s lowest power consumption.

•

In a joint release, NetLogic Microsystems and Taiwan Semiconductor Manufacturing Company (TSMC) announced that NetLogic Microsystems’ NL71024 knowledge-based processor has been validated on TSMC’s 80nm-GC process, which lowers active and standby power for improved performance. NetLogic Microsystems’ NL71024 knowledge-based processor offers the industry’s most advanced parallel processing capabilities with unprecedented database capacity to enable quadruple-play (convergence of voice, video, data, and mobility) and IPv6 applications. The NL71024 represents one of the most complex semiconductor designs with one of the highest gate-count densities in TSMC’s logic process.

•

The company showcased its industry-leading NETL7 processor in collaboration with AMD at two conferences in the quarter: the 3GSM World Congress in Barcelona, Spain, which combines the world’s largest exhibition for the mobile industry with a cutting edge congress featuring the most prominent mobile operators, vendors and content owners from across the world, and the RSA conference in San Francisco, the industry’s most respected and most highly attended information security event.

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

Conference Call

NetLogic Microsystems will hold its first quarter 2007 financial results conference call today at 2:45 p.m. Pacific time. To listen to the conference call, dial (800) 599-9829 ten minutes prior to the start of the call, using the passcode 97371413. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888) 286-8010 and enter passcode 37889827. International callers dial (617) 801-6888 and use passcode 37889827.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com. Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ:NETL), a fabless semiconductor company headquartered in Mountain View, California, designs, develops and markets high performance knowledge-based processors for a variety of advanced wireline and mobile wireless networking systems, such as routers, switches, wireless infrastructure equipment, network security appliances, network access equipment and networked storage devices. NetLogic Microsystems’ knowledge-based processors employ an advanced processor architecture and a large knowledge or signature database containing information on the network, as well as applications and content that run on the network, to make complex decisions about individual packets of information traveling through the network. Knowledge-based processors from NetLogic Microsystems significantly enhance the ability of networking original equipment manufacturers (OEMs), to supply network service providers with systems offering more advanced functionality for the Internet, such as high-definition video delivery over the Internet (IPTV), voice transmission over the Internet (VoIP), unified threat management (UTM), virtual private networks (VPNs), rich content delivery over mobile wireless networks, and streaming video and audio. For more information about products offered by NetLogic Microsystems, call 650.961.6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo, NETLite and NETL7 are trademarks of NetLogic Microsystems, Inc. All other trademarks are the sole property of their respective holders.

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

NETLOGIC MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

(UNAUDITED)

	Three months ended
	March 31, 2007	March 31, 2006
Revenue	$23,411	$23,324
Cost of revenue*	8,851	8,936

Gross profit	14,560	14,388

Operating expenses:
Research and development*	10,049	8,061
In-process research and development	—	10,700
Selling, general and administrative*	3,960	3,607

Total operating expenses	14,009	22,368

Income from operations	551	(7,980)

Interest and other income, net	1,171	681

Income before income taxes	1,722	(7,299)

Provision for income taxes	86	25

Net income	$1,636	$(7,324)

Net income per share—Basic	$0.08	$(0.39)

Net income per share—Diluted	$0.08	$(0.39)

Shares used in calculation—Basic	20,418	18,846

Shares used in calculation—Diluted	21,438	18,846

*	Includes the following amounts of stock-based compensation (in thousands):

	Three months ended
	March 31, 2007	March 31, 2006
Cost of revenue	$191	$17
Research and development	2,070	1,593
Selling, general and administrative	1,014	922

Total	$3,275	$2,532

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, amortization of intangible assets, an in-process research and development charge and a fair value adjustment of the acquired inventory resulting from the acquisition of NSE assets of Cypress Semiconductor Corporation and the effects of our adoption of SFAS 123R upon the number of diluted shares used in calculating non-GAAP earnings per share.

We excluded stock-based compensation expense as well as amortization of intangibles as they are non-cash in nature. We excluded an in-process research and development charge and a fair value adjustment related to acquired inventory, as they are considered one-time expenses.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that would be used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated April 26, 2007 that the Company has submitted to the Securities and Exchange Commission.

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME

(IN THOUSANDS)

(UNAUDITED)

	Three months ended
	March 31, 2007	March 31, 2006
GAAP net income (loss)	$1,636	$(7,324)

Reconciling items:
Stock-based compensation	3,275	2,532
In-process research and development	—	10,700
Amortization of intangible assets	325	372
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	—	96

Non-GAAP net income	$5,236	$6,376

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO

NON-GAAP DILUTED NET INCOME PER SHARE

(UNAUDITED)

	Three months ended
	March 31, 2007	March 31, 2006
Diluted:

GAAP net income per share	$0.08	$(0.39)

Reconciling items:
Stock-based compensation	0.15	0.12
In-process research and development	—	0.52
Amortization of intangible assets	0.01	0.02
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	—	—
Difference in shares count between diluted GAAP and diluted non-GAAP calculations	—	0.04

Non-GAAP net income per share—Diluted	$0.24	$0.31

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED NET INCOME PER SHARE CALCULATION TO

THE SHARES USED FOR NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION

(UNAUDITED)

	Three months ended
	March 31, 2007	March 31, 2006
Shares used in calculation—Diluted (GAAP)	21,438	18,846

The effect of removing stock-based compensation expense under FAS 123(R) for non-GAAP presentation purpose	243	250

The effect of dilutive potential common shares due to reporting non-GAAP net income	—	1,616

Shares used in calculation—Diluted (non-GAAP)	21,681	20,712

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN

(UNAUDITED)

	Three months ended
	March 31, 2007		March 31, 2006
Total GAAP gross margin	$14,560	62.2%	$14,388	61.7%
Reconciling items:
Stock-based compensation	191	0.8%	17	0.1%
Amortization of intangible assets	325	1.4%	372	1.6%
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	—		96	0.4%

Total Non-GAAP gross margin	$15,076	64.4%	$14,873	63.8%

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NetLogic Microsystems, Inc. Announces First Quarter 2007 Results

April 26, 2007

NETLOGIC MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	March 31, 2007	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$53,109	$50,752
Short-term investments	42,750	39,127
Accounts receivable, net	8,451	7,736
Inventory	9,807	10,703
Prepaid expenses and other current assets	1,449	1,387

Total current assets	115,566	109,705

Property and equipment, net	6,851	5,530
Goodwill	37,069	37,069
Intangible asset	5,037	5,362
Other assets	104	103

Total assets	$164,627	$157,769

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,432	$4,930
Accrued liabilities	7,008	7,353
Deferred revenue	38	54
Capital lease obligations, current	2,423	1,382

Total current liabilities	13,901	13,719

Capital lease obligations, long-term	1,242	1,243
Other liabilities	279	283

Total liabilities	15,422	15,245

Stockholders' equity:
Common stock and additional paid-in capital	229,840	224,851
Deferred stock-based compensation	(94)	(182)
Accumulated other comprehensive income	(24)	8
Accumulated deficit	(80,517)	(82,153)

Total stockholders' equity	149,205	142,524

Total liabilities and stockholders' equity	$164,627	$157,769